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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2003


                                   AVAYA INC.
               (Exact name of registrant as specified in its charter)


           Delaware                    1-15951           22-3713430
  (State or other jurisdiction      (Commission         (IRS Employer
       of incorporation)            File Number)       Identification No.)


              211 Mount Airy Road
               Basking Ridge, NJ                             07920
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000




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ITEM 5. OTHER EVENTS

         On January 24, 2003, Avaya Inc., a Delaware corporation ("Avaya"), issued a press release announcing the number of shares of common stock of Avaya to be delivered to holders of Liquid Yield Option(TM) Notes (LYONs) due 2021 who have elected to receive mixed consideration in the previously announced exchange offer for the LYONs. The press release is attached hereto as Exhibit 99.1

         In addition, Avaya's Current Report on Form 8-K filed on January 22, 2003 contained a typographical error. The third paragraph of that Current Report should read as follows:

                  "Gross margin percentage for the quarter ended December 31, 2002 was 39.7%, compared to gross margin percentage of 39.6% for the quarter ended December 31, 2001 and 38.4% for the quarter ended September 30, 2002."

ITEM 7(c).  EXHIBITS

99.1     Press release dated January 24, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVAYA INC.



Date: January 24, 2003                   By:        /s/ Garry K. McGuire
                                              ----------------------------------
                                              Name:  Garry K. McGuire
                                              Title: Chief Financial Officer
                                                     and Senior Vice President,
                                                     Operations



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                                  EXHIBIT INDEX


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

EXHIBIT NUMBER              DESCRIPTION
--------------              -----------
99.1                        Press release dated January 24, 2003.
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